                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                                                                   Distribution Date:    11/15/2000

Section 5.2 - Supplement                                         Class A          Class B       Collateral                  Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00            0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                              7,875,000.00      677,635.02     905,629.03          9,458,264.04
       Deficiency Amounts                                                0.00            0.00                                 0.00
       Additional Interest                                               0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                      0.00                  0.00

(iii)  Collections of Principal Receivables                    203,785,484.15   16,982,026.64  21,834,256.06        242,601,766.84

(iv)   Collections of Finance Charge Receivables                23,586,654.24    1,965,543.29   2,527,152.76         28,079,350.29

(v)    Aggregate Amount of Principal Receivables                                                                 20,958,563,030.76

                                           Investor Interest 1,400,000,000.00  116,666,000.00 150,000,666.67      1,666,666,666.67
                                           Adjusted Interest 1,400,000,000.00  116,666,000.00 150,000,666.67      1,666,666,666.67

                                                   Series
       Floating Investor Percentage                   7.95%            84.00%           7.00%          9.00%               100.00%
       Fixed Investor Percentage                      7.95%            84.00%           7.00%          9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.52%
               30 to 59 days                                                                                                 1.45%
               60 to 89 days                                                                                                 1.07%
               90 or more days                                                                                               1.96%
                                                                                                                ------------------
                                           Total Receivables                                                               100.00%

(vii)  Investor Default Amount                                   6,811,951.72      567,659.40     729,855.21          8,109,466.34

(viii) Investor Charge-Offs                                              0.00            0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00           0.00

(x)    Servicing Fee                                             1,166,666.67       97,221.67     125,000.56          1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       14.38%

(xii)  Reallocated Monthly Principal                                                     0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)          1,400,000,000.00  116,666,000.00 150,000,666.67      1,666,666,666.67

(xiv)  LIBOR                                                                                                              6.62000%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                          22,419,987.57    1,868,321.62   2,402,152.20         26,690,461.40

(xxii) Certificate Rate                                              6.75000%        6.97000%       7.24500%

-----------------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                                                                    Distribution Date:    11/15/2000

Section 5.2 - Supplement                                       Class A          Class B         Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00             0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                            6,430,416.67       551,838.36       746,475.23          7,728,730.26
       Deficiency Amounts                                              0.00             0.00                                   0.00
       Additional Interest                                             0.00             0.00                                   0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables                  167,395,219.12    13,949,553.07    17,935,250.56        199,280,022.76

(iv)   Collections of Finance Charge Receivables              19,374,751.70     1,614,557.03     2,075,871.87         23,065,180.59

(v)    Aggregate Amount of Principal Receivables                                                                  20,958,563,030.76

                                         Investor Interest 1,150,000,000.00    95,833,000.00   123,214,619.00      1,369,047,619.00
                                         Adjusted Interest 1,150,000,000.00    95,833,000.00   123,214,619.00      1,369,047,619.00

                                                  Series
       Floating Investor Percentage                 6.53%            84.00%            7.00%            9.00%               100.00%
       Fixed Investor Percentage                    6.53%            84.00%            7.00%            9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.52%
               30 to 59 days                                                                                                  1.45%
               60 to 89 days                                                                                                  1.07%
               90 or more days                                                                                                1.96%
                                                                                                                  -----------------
                                         Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                 5,595,531.77       466,292.69       599,522.88          6,661,347.35

(viii) Investor Charge-Offs                                            0.00             0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00             0.00             0.00

(x)    Servicing Fee                                             958,333.33        79,860.83       102,678.85          1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        14.38%

(xii)  Reallocated Monthly Principal                                                    0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)        1,150,000,000.00    95,833,000.00   123,214,619.00      1,369,047,619.00

(xiv)  LIBOR                                                                                                               6.62000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                        18,416,418.36     1,534,696.19     1,973,193.02         21,924,307.58

(xxii) Certificate Rate                                            6.71000%         6.91000%         7.27000%

------------------------------------------------------------------------------------------------------------------------------------



        By:
              ----------------------------------
        Name: Patricia M. Garvey
        Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-3

                                                                                                  Distribution Date:    11/15/2000
                                                                                                        Period Type:    Amortization

Section 5.2 - Supplement                                     Class A           Class B        Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00              0.00           0.00                    0.00

(ii)   Monthly Interest Distributed                                  0.00        121,005.01      79,485.45              200,490.46
       Deficiency Amounts                                            0.00              0.00                                   0.00
       Additional Interest                                           0.00              0.00                                   0.00
       Accrued and Unpaid Interest                                                                    0.00                    0.00

(iii)  Collections of Principal Receivables                 36,390,265.03      3,032,473.57   3,899,005.54           43,321,744.13

(iv)   Collections of Finance Charge Receivables             1,853,658.31        350,986.26     218,041.77            2,422,686.34

(v)    Aggregate Amount of Principal Receivables                                                                 20,958,563,030.76

                                         Investor Interest 110,025,000.00     20,833,000.00  12,942,000.00          143,800,000.00
                                         Adjusted Interest 110,025,000.00     20,833,000.00  12,942,000.00          143,800,000.00

                                                Series
       Floating Investor Percentage                0.69%           76.51%            14.49%          9.00%                 100.00%
       Fixed Investor Percentage                   1.42%           84.00%             7.00%          9.00%                 100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.52%
               30 to 59 days                                                                                                 1.45%
               60 to 89 days                                                                                                 1.07%
               90 or more days                                                                                               1.96%
                                                                                                                 -----------------
                                         Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                 535,346.42        101,366.71      62,971.63              699,684.76

(viii) Investor Charge-Offs                                          0.00              0.00           0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00              0.00           0.00

(x)    Servicing Fee                                            91,687.50         17,360.83      10,785.00              119,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       14.40%

(xii)  Reallocated Monthly Principal                                                   0.00           0.00                    0.00

(xiii) Closing Investor Interest (Class A Adjusted)        110,025,000.00     20,833,000.00  12,942,000.00          143,800,000.00

(xiv)  LIBOR                                                                                                              6.62000%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvi)  Interest Funding Account Balance                        621,366.19                                               621,366.19

(xvi)  Accumulation Shortfall                                                                                                 0.00

(xvii) Principal Funding Investment Proceeds                                                                                  0.00

(xviii)Principal Investment Funding Shortfall                                                                                 0.00

(xix)  Interest Funding Account Investment Proceeds                                                                       3,180.61

(xix)  Available Funds                                       1,765,151.42        333,625.43     207,256.77            2,306,033.62

(xx)   Certificate Rate                                          6.77700%          6.97000%       7.37000%

-----------------------------------------------------------------------------------------------------------------------------------



       By:
               -------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4

                                                                                            Distribution Date:    11/15/2000
                                                                                                  Period Type:    Revolving

Section 5.2 - Supplement                                    Class A        Class B       Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00           0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                        3,390,000.00     290,833.33     383,437.50           4,064,270.84
       Deficiency Amounts                                          0.00           0.00                                  0.00
       Additional Interest                                         0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                               0.00                   0.00

(iii)  Collections of Principal Receivables               87,336,636.06   7,278,053.01   9,357,496.83         103,972,185.89

(iv)   Collections of Finance Charge Receivables          10,108,566.10     842,380.51   1,083,060.67          12,034,007.28

(v)    Aggregate Amount of Principal Receivables                                                           20,958,563,030.76

                                       Investor Interest 600,000,000.00  50,000,000.00  64,285,715.00         714,285,715.00
                                       Adjusted Interest 600,000,000.00  50,000,000.00  64,285,715.00         714,285,715.00

                                              Series
       Floating Investor Percentage               3.41%          84.00%          7.00%          9.00%                100.00%
       Fixed Investor Percentage                  3.41%          84.00%          7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.52%
               30 to 59 days                                                                                           1.45%
               60 to 89 days                                                                                           1.07%
               90 or more days                                                                                         1.96%
                                                                                                           -----------------
                                       Total Receivables                                                             100.00%

(vii)  Investor Default Amount                             2,919,407.88     243,283.99     312,793.71           3,475,485.58

(viii) Investor Charge-Offs                                        0.00           0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00           0.00           0.00

(x)    Servicing Fee                                         500,000.00      41,666.67      53,571.43             595,238.10

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                 14.38%

(xii)  Reallocated Monthly Principal                                              0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)      600,000,000.00  50,000,000.00  64,285,715.00         714,285,715.00

(xiv)  LIBOR                                                                                                        6.62000%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvii) Accumulation Shortfall                                                                                           0.00

(xviii)Principal Funding Investment Proceeds                                                                            0.00

(xx)   Principal Investment Funding Shortfall                                                                           0.00

(xxi)  Available Funds                                     9,608,566.10     800,713.84   1,029,489.24          11,438,769.18

(xxii) Certificate Rate                                        6.78000%       6.98000%       7.22000%

-----------------------------------------------------------------------------------------------------------------------------


       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5

                                                                                               Distribution Date:   11/15/2000
                                                                                                     Period Type:    Revolving

Section 5.2 - Supplement                                      Class A         Class B       Collateral            Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00           0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                           2,580,833.33     151,230.58     240,957.00          2,973,020.91
       Deficiency Amounts                                             0.00           0.00                                 0.00
       Additional Interest                                            0.00           0.00           0.00                  0.00
       Accrued and Unpaid Interest                                                                                        0.00

(iii)  Collections of Principal Receivables                  72,780,530.05   4,135,244.16   5,789,373.70         82,705,147.91

(iv)   Collections of Finance Charge Receivables              8,423,805.09     478,623.76     670,076.95          9,572,505.79

(v)    Aggregate Amount of Principal Receivables                                                             20,958,563,030.76

                                          Investor Interest 500,000,000.00  28,409,000.00  39,772,819.00        568,181,819.00
                                          Adjusted Interest 500,000,000.00  28,409,000.00  39,772,819.00        568,181,819.00

                                                Series
       Floating Investor Percentage                2.71%            88.00%          5.00%          7.00%               100.00%
       Fixed Investor Percentage                   2.71%            88.00%          5.00%          7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.52%
               30 to 59 days                                                                                             1.45%
               60 to 89 days                                                                                             1.07%
               90 or more days                                                                                           1.96%
                                                                                                            ------------------
                                          Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                2,432,839.90     138,229.10     193,521.80          2,764,590.80

(viii) Investor Charge-Offs                                           0.00           0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00           0.00           0.00

(x)    Servicing Fee                                            416,666.67      23,674.17      33,144.02            473,484.85

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                   14.38%

(xii)  Reallocated Monthly Principal                                                 0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)         500,000,000.00  28,409,000.00  39,772,819.00        568,181,819.00

(xiv)  LIBOR                                                                                                          6.62000%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvii) Accumulation Shortfall                                                                                             0.00

(xviii)Principal Funding Investment Proceeds                                                                              0.00

(xx)   Principal Investment Funding Shortfall                                                                             0.00

(xxi)  Available Funds                                        8,007,138.42     454,949.59     636,932.93          9,099,020.94

(xxii) Certificate Rate                                           6.19400%       6.38800%       7.27000%

-------------------------------------------------------------------------------------------------------------------------------


       By:
               -------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-2

                                                                                                  Distribution Date:    11/15/2000
                                                                                                        Period Type:    Amortization

Section 5.2 - Supplement                                     Class A           Class B        Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00              0.00           0.00                    0.00

(ii)   Monthly Interest Distributed                         13,830,222.00        381,662.85     506,789.66           14,718,674.51
       Deficiency Amounts                                            0.00              0.00                                   0.00
       Additional Interest                                           0.00              0.00                                   0.00
       Accrued and Unpaid Interest                                                                    0.00                    0.00

(iii)  Collections of Principal Receivables                116,448,848.08      9,703,973.63  12,476,759.43          138,629,581.14

(iv)   Collections of Finance Charge Receivables            13,478,088.14      1,123,162.78   1,444,092.11           16,045,343.03

(v)    Aggregate Amount of Principal Receivables                                                                 20,958,563,030.76

                                         Investor Interest 800,000,000.00     66,666,000.00  85,714,953.00          952,380,953.00
                                         Adjusted Interest 800,000,000.00     66,666,000.00  85,714,953.00          952,380,953.00

                                                Series
       Floating Investor Percentage                4.54%           84.00%             7.00%          9.00%                 100.00%
       Fixed Investor Percentage                   4.54%           84.00%             7.00%          9.00%                 100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.52%
               30 to 59 days                                                                                                 1.45%
               60 to 89 days                                                                                                 1.07%
               90 or more days                                                                                               1.96%
                                                                                                                ------------------
                                         Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                               3,892,543.84        324,375.41     417,061.52            4,633,980.77

(viii) Investor Charge-Offs                                          0.00              0.00           0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00              0.00           0.00

(x)    Servicing Fee                                           666,666.67         55,555.00      71,429.13              793,650.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       14.42%

(xii)  Reallocated Monthly Principal                                                   0.00           0.00                    0.00

(xiii) Closing Investor Interest (Class A Adjusted)        800,000,000.00     66,666,000.00  85,714,953.00          952,380,953.00

(xiv)  LIBOR                                                                                                              6.62000%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvi)  Interest Funding Account Balance                      9,321,555.33                                             9,321,555.33

(xvi)  Accumulation Shortfall                                                                                                 0.00

(xvii) Principal Funding Investment Proceeds                                                                                  0.00

(xviii)Principal Investment Funding Shortfall                                                                                 0.00

(xix)  Interest Funding Account Investment Proceeds                                                                      34,385.59

(xix)  Available Funds                                      22,167,362.39      1,067,607.78   1,372,662.99           24,607,633.16

(xx)   Certificate Rate                                          6.76300%          6.87000%       7.09500%

-----------------------------------------------------------------------------------------------------------------------------------



       By:
               -------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3


                                                                                                  Distribution Date:   11/15/2000
                                                                                                        Period Type:   Revolving

Section 5.2 - Supplement                                      Class A         Class B       Collateral            Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00           0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                           3,000,000.00     174,711.25     286,383.35          3,461,094.60
       Deficiency Amounts                                             0.00           0.00                                 0.00
       Additional Interest                                            0.00           0.00           0.00                  0.00
       Accrued and Unpaid Interest                                                                                        0.00

(iii)  Collections of Principal Receivables                  87,336,636.06   4,962,176.54   6,947,364.77         99,246,177.37

(iv)   Collections of Finance Charge Receivables             10,108,566.10     574,335.03     804,105.80         11,487,006.94

(v)    Aggregate Amount of Principal Receivables                                                             20,958,563,030.76

                                          Investor Interest 600,000,000.00  34,090,000.00  47,728,182.00        681,818,182.00
                                          Adjusted Interest 600,000,000.00  34,090,000.00  47,728,182.00        681,818,182.00

                                                Series
       Floating Investor Percentage                3.25%            88.00%          5.00%          7.00%               100.00%
       Fixed Investor Percentage                   3.25%            88.00%          5.00%          7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.52%
               30 to 59 days                                                                                             1.45%
               60 to 89 days                                                                                             1.07%
               90 or more days                                                                                           1.96%
                                                                                                             -----------------
                                          Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                2,919,407.88     165,871.02     232,230.05          3,317,508.96

(viii) Investor Charge-Offs                                           0.00           0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00           0.00           0.00

(x)    Servicing Fee                                            500,000.00      28,408.33      39,773.49            568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                   14.38%

(xii)  Reallocated Monthly Principal                                                 0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)         600,000,000.00  34,090,000.00  47,728,182.00        681,818,182.00

(xiv)  LIBOR                                                                                                          6.62000%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvii) Accumulation Shortfall                                                                                             0.00

(xviii)Principal Funding Investment Proceeds                                                                              0.00

(xx)   Principal Investment Funding Shortfall                                                                             0.00

(xxi)  Available Funds                                        9,608,566.10     545,926.70     764,332.32         10,918,825.12

(xxii) Certificate Rate                                           6.00000%       6.15000%       7.27000%

-------------------------------------------------------------------------------------------------------------------------------


       By:
               -------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                                                            Distribution Date:     11/15/2000
                                                                                                  Period Type:     Revolving

Section 5.2 - Supplement                                    Class A        Class B       Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00           0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                        3,672,500.00     315,065.57     429,420.07           4,416,985.64
       Deficiency Amounts                                          0.00           0.00                                  0.00
       Additional Interest                                         0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                               0.00                   0.00

(iii)  Collections of Principal Receivables               94,614,689.07   7,884,460.38  10,137,385.18         112,636,534.63

(iv)   Collections of Finance Charge Receivables          10,950,946.61     912,567.65   1,173,326.94          13,036,841.21

(v)    Aggregate Amount of Principal Receivables                                                           20,958,563,030.76

                                       Investor Interest 650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00
                                       Adjusted Interest 650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00

                                              Series
       Floating Investor Percentage               3.69%          84.00%          7.00%          9.00%                100.00%
       Fixed Investor Percentage                  3.69%          84.00%          7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.52%
               30 to 59 days                                                                                           1.45%
               60 to 89 days                                                                                           1.07%
               90 or more days                                                                                         1.96%
                                                                                                          ------------------
                                       Total Receivables                                                             100.00%

(vii)  Investor Default Amount                             3,162,691.87     263,554.41     338,863.09           3,765,109.37

(viii) Investor Charge-Offs                                        0.00           0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00           0.00           0.00

(x)    Servicing Fee                                         541,666.67      45,138.33      58,036.27             644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                 14.38%

(xii)  Reallocated Monthly Principal                                              0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)      650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00

(xiv)  LIBOR                                                                                                        6.62000%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvii) Accumulation Shortfall                                                                                           0.00

(xviii)Principal Funding Investment Proceeds                                                                            0.00

(xx)   Principal Investment Funding Shortfall                                                                           0.00

(xxi)  Available Funds                                    10,409,279.95     867,429.32   1,115,290.67          12,391,999.94

(xxii) Certificate Rate                                        6.78000%       6.98000%       7.47000%

-----------------------------------------------------------------------------------------------------------------------------


       By:
               ----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6

                                                                                               Distribution Date:   11/15/2000
                                                                                                     Period Type:   Revolving

Section 5.2 - Supplement                                    Class A        Class B       Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00           0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                        3,726,666.67     321,836.32     445,164.17           4,493,667.15
       Deficiency Amounts                                          0.00           0.00                                  0.00
       Additional Interest                                         0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                               0.00                   0.00

(iii)  Collections of Principal Receivables               94,614,689.07   7,884,460.38  10,137,385.18         112,636,534.63

(iv)   Collections of Finance Charge Receivables          10,950,946.61     912,567.65   1,173,326.94          13,036,841.21

(v)    Aggregate Amount of Principal Receivables                                                           20,958,563,030.76

                                       Investor Interest 650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00
                                       Adjusted Interest 650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00

                                              Series
       Floating Investor Percentage               3.69%          84.00%          7.00%          9.00%                100.00%
       Fixed Investor Percentage                  3.69%          84.00%          7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.52%
               30 to 59 days                                                                                           1.45%
               60 to 89 days                                                                                           1.07%
               90 or more days                                                                                         1.96%
                                                                                                          ------------------
                                       Total Receivables                                                             100.00%

(vii)  Investor Default Amount                             3,162,691.87     263,554.41     338,863.09           3,765,109.37

(viii) Investor Charge-Offs                                        0.00           0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00           0.00           0.00

(x)    Servicing Fee                                         541,666.67      45,138.33      58,036.27             644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                 14.38%

(xii)  Reallocated Monthly Principal                                              0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)      650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00

(xiv)  LIBOR                                                                                                        6.62000%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvii) Accumulation Shortfall                                                                                           0.00

(xviii)Principal Funding Investment Proceeds                                                                            0.00

(xx)   Principal Investment Funding Shortfall                                                                           0.00

(xxi)  Available Funds                                    10,409,279.95     867,429.32   1,115,290.67          12,391,999.94

(xxii) Certificate Rate                                        6.88000%       7.13000%       7.76628%

-----------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                                                               Distribution Date:   11/15/200
                                                                                                    Periiod Type:   Revolving

Section 5.2 - Supplement                                    Class A        Class B       Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00           0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                        4,237,500.00     365,104.17     516,964.29           5,119,568.45
       Deficiency Amounts                                          0.00           0.00                                  0.00
       Additional Interest                                         0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                               0.00                   0.00

(iii)  Collections of Principal Receivables              109,170,795.08   9,097,566.26  11,696,870.92         129,965,232.26

(iv)   Collections of Finance Charge Receivables          12,635,707.63   1,052,975.64   1,353,825.82          15,042,509.08

(v)    Aggregate Amount of Principal Receivables                                                           20,958,563,030.76

                                       Investor Interest 750,000,000.00  62,500,000.00  80,357,143.00         892,857,143.00
                                       Adjusted Interest 750,000,000.00  62,500,000.00  80,357,143.00         892,857,143.00

                                              Series
       Floating Investor Percentage               4.26%          84.00%          7.00%          9.00%                100.00%
       Fixed Investor Percentage                  4.26%          84.00%          7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.52%
               30 to 59 days                                                                                           1.45%
               60 to 89 days                                                                                           1.07%
               90 or more days                                                                                         1.96%
                                                                                                          ------------------
                                       Total Receivables                                                             100.00%

(vii)  Investor Default Amount                             3,649,259.85     304,104.99     390,992.13           4,344,356.97

(viii) Investor Charge-Offs                                        0.00           0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00           0.00           0.00

(x)    Servicing Fee                                         625,000.00      52,083.33      66,964.29             744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                 14.38%

(xii)  Reallocated Monthly Principal                                              0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)      750,000,000.00  62,500,000.00  80,357,143.00         892,857,143.00

(xiv)  LIBOR                                                                                                        6.62000%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvii) Accumulation Shortfall                                                                                           0.00

(xviii)Principal Funding Investment Proceeds                                                                            0.00

(xx)   Principal Investment Funding Shortfall                                                                           0.00

(xxi)  Available Funds                                    12,010,707.63   1,000,892.30   1,286,861.53          14,298,461.47

(xxii) Certificate Rate                                        6.78000%       7.01000%       7.82000%

-----------------------------------------------------------------------------------------------------------------------------


       By:
               --------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-2

                                                                                               Distribution Date:   11/15/2000
                                                                                                     Period Type:   Revolving

Section 5.2 - Supplement                                    Class A        Class B       Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00           0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                        2,816,666.67     242,357.23     332,742.28           3,391,766.18
       Deficiency Amounts                                          0.00           0.00                                  0.00
       Additional Interest                                         0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                               0.00                   0.00

(iii)  Collections of Principal Receivables               72,780,530.05   6,064,947.13   7,798,011.09          86,643,488.27

(iv)   Collections of Finance Charge Receivables           8,423,805.09     701,972.53     902,561.79          10,028,339.40

(v)    Aggregate Amount of Principal Receivables                                                           20,958,563,030.76

                                       Investor Interest 500,000,000.00  41,666,000.00  53,572,096.00         595,238,096.00
                                       Adjusted Interest 500,000,000.00  41,666,000.00  53,572,096.00         595,238,096.00

                                              Series
       Floating Investor Percentage               2.84%          84.00%          7.00%          9.00%                100.00%
       Fixed Investor Percentage                  2.84%          84.00%          7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.52%
               30 to 59 days                                                                                           1.45%
               60 to 89 days                                                                                           1.07%
               90 or more days                                                                                         1.96%
                                                                                                          -------------------
                                       Total Receivables                                                             100.00%

(vii)  Investor Default Amount                             2,432,839.90     202,733.41     260,664.67           2,896,237.98

(viii) Investor Charge-Offs                                        0.00           0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00           0.00           0.00

(x)    Servicing Fee                                         416,666.67      34,721.67      44,643.41             496,031.75

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                 14.38%

(xii)  Reallocated Monthly Principal                                              0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)      500,000,000.00  41,666,000.00  53,572,096.00         595,238,096.00

(xiv)  LIBOR                                                                                                        6.62000%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvii) Accumulation Shortfall                                                                                           0.00

(xviii)Principal Funding Investment Proceeds                                                                            0.00

(xx)   Principal Investment Funding Shortfall                                                                           0.00

(xxi)  Available Funds                                     8,007,138.42     667,250.86     857,918.38           9,532,307.65

(xxii) Certificate Rate                                        6.76000%       6.98000%       7.52000%

-----------------------------------------------------------------------------------------------------------------------------



       By:
               --------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                                                              Distribution Date:   11/15/2000
                                                                                                    Period Type:   Revolving

Section 5.2 - Supplement                                                                                       Total
----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                                0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   4,717,500.00
       Class B Note Interest Requirement                     279,708.54
       Net Class C Note Interest Requirement                 372,133.00                                        5,369,341.54

(iii)  Collections of Principal Receivables                                                                  140,598,883.57

(iv)   Collections of Finance Charge Receivables                                                              16,273,275.14

(v)    Aggregate Amount of Principal Receivables                                                          20,958,563,030.76

                        Investor Interest                                                                    965,910,000.00
                        Adjusted Interest                                                                    965,910,000.00


       Floating Investor Percentage                                                                                   4.61%
       Fixed Investor Percentage                                                                                      4.61%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                               95.52%
               30 to 59 days                                                                                          1.45%
               60 to 89 days                                                                                          1.07%
               90 or more days                                                                                        1.96%
                                                                                                          -----------------
                                          Total Receivables                                                         100.00%

(vii)  Investor Default Amount                                                                                 4,699,808.78

(viii) Investor Charge-Offs                                                                                            0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                 0.00

(x)    Servicing Fee                                                                                             804,925.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                14.38%

(xii)  Reallocated Monthly Principal                                                                                   0.00

(xiii) Accumulation Shortfall                                                                                          0.00

(xiv)  Principal Funding Investment Proceeds                                                                           0.00

(xv)   Principal Funding Investment Shortfall                                                                          0.00

(xvi)  Available Investor Finance Charge Collections                                                          15,468,350.14

(xxii) Note  Rate                         Class A              6.66000%
                                          Class B              6.95000%
                                          Class C              7.57000%






----------------------------------------------------------------------------------------------------------------------------


       By:
               -------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1


                                                                                                 Disribution Date:   11/15/2000
                                                                                                      Period Type:   Revolving

Section 5.2 - Supplement                                                                                   Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     4,243,750.00
       Class B Note Interest Requirement                       363,020.83
       Net Class C Note Interest Requirement                   441,917.38                                         5,048,688.21

(iii)  Collections of Principal Receivables                                                                     129,965,211.44

(iv)   Collections of Finance Charge Receivables                                                                 15,042,506.68

(v)    Aggregate Amount of Principal Receivables                                                             20,958,563,030.76

                         Investor Interest                                                                      892,857,000.00
                         Adjusted Interest                                                                      892,857,000.00


       Floating Investor Percentage                                                                                      4.26%
       Fixed Investor Percentage                                                                                         4.26%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.52%
               30 to 59 days                                                                                             1.45%
               60 to 89 days                                                                                             1.07%
               90 or more days                                                                                           1.96%
                                                                                                           -------------------
                                           Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                                                                    4,344,356.27

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Servicing Fee                                                                                                744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                   14.38%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                             14,298,459.18

(xxii) Note  Rate                          Class A               6.79000%
                                           Class B               6.97000%
                                           Class C               7.35000%



-------------------------------------------------------------------------------------------------------------------------------


       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-2


                                                                                               Distribution Date:   11/15/2000
                                                                                                     Period Type:   Revolving

Section 5.2 - Supplement                                                                                          Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     5,040,000.00
       Class B Note Interest Requirement                       431,875.00
       Net Class C Note Interest Requirement                   526,286.64                                         5,998,161.64

(iii)  Collections of Principal Receivables                                                                     155,958,341.07

(iv)   Collections of Finance Charge Receivables                                                                 18,051,018.12

(v)    Aggregate Amount of Principal Receivables                                                             20,958,563,030.76

                         Investor Interest                                                                    1,071,429,000.00
                         Adjusted Interest                                                                    1,071,429,000.00


       Floating Investor Percentage                                                                                      5.11%
       Fixed Investor Percentage                                                                                         5.11%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.52%
               30 to 59 days                                                                                             1.45%
               60 to 89 days                                                                                             1.07%
               90 or more days                                                                                           1.96%
                                                                                                           -------------------
                                           Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                                                                    5,213,230.45

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Servicing Fee                                                                                                892,857.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                   14.38%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                             17,158,160.62

(xxii) Note  Rate                          Class A               6.72000%
                                           Class B               6.91000%
                                           Class C               7.30000%






-------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-3

                                                                                               Distribution Date:   11/15/2000
                                                                                                     Period Type:   Revolving

Section 5.2 - Supplement                                                                                         Total
------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                    6,053,369.79
       Class B Note Interest Requirement                      520,871.09
       Net Class C Note Interest Requirement                  635,973.63                                         7,210,214.51

(iii)  Collections of Principal Receivables                                                                    119,431,621.65

(iv)   Collections of Finance Charge Receivables                                                                13,748,442.89

(v)    Aggregate Amount of Principal Receivables at close
       of October 2, 2000                                                                                   20,880,170,321.51

                        Investor Interest                                                                      892,857,000.00
                        Adjusted Interest                                                                      892,857,000.00


       Floating Investor Percentage                                                                                     4.28%
       Fixed Investor Percentage                                                                                        4.28%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 95.52%
               30 to 59 days                                                                                            1.45%
               60 to 89 days                                                                                            1.07%
               90 or more days                                                                                          1.96%
                                                                                                          -------------------
                                          Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                                                                   2,436,630.64

(viii) Investor Charge-Offs                                                                                              0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                   0.00

(x)    Servicing Fee                                                                                               719,245.92

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  16.29%

(xii)  Reallocated Monthly Principal                                                                                     0.00

(xiii) Accumulation Shortfall                                                                                            0.00

(xiv)  Principal Funding Investment Proceeds                                                                             0.00

(xv)   Principal Funding Investment Shortfall                                                                            0.00

(xvi)  Available Investor Finance Charge Collections                                                            13,029,196.97

(xxii) Note Rate                          Class A               6.75725%
                                          Class B               6.97725%
                                          Class C               7.32725%


------------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------
       Name:   Patricia M. Garvey
       Title:  Vice President